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                                                                   EXHIBIT 10.22

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT (the "First Amendment") is made this 7th day of March, 1997, effective as of December 31, 1996, by and among The Profit Recovery Group International I, Inc., a Georgia corporation (the "Company") and John M. Cook (hereinafter referred to as "Employee").

                         W I T N E S S E T H  T H A T:

     WHEREAS, Company, as successor to The Profit Recovery Group International II, L.P., and Employee are parties to that certain Employment Agreement dated March 20, 1996 (the "Employment Agreement"); and

     WHEREAS, Company and Employee desire to amend the Employment Agreement.

     NOW, THEREFORE, for good and valuable consideration to each party hereto, the adequacy and receipt of which is acknowledged by such party, the parties hereby agree as follows:

          1. The second sentence of Section 2(d) of Exhibit B of the Employment Agreement is hereby deleted in its entirety and replaced with the following new second sentence of Section 2(d) of Exhibit B of the Employment
     Agreement:

             "Any options to purchase common stock of PRGX granted to Employee pursuant to this Section 2(b) hereof shall be granted with a per share exercise price based upon the fair market value of PRGX Common Stock on December 31 of the Term Year with respect to which such additional options are earned and shall be evidenced by a separate stock option agreement substantially in the form of the Stock Option Agreement attached hereto as Exhibit C."

          2. Except to the extent expressly modified above, the Employment Agreement shall remain in full force and effect as originally executed.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have hereunto affixed their hands and seals the day and year first written above.

                                          THE PROFIT RECOVERY GROUP
                                          INTERNATIONAL I, INC.

                                          By:        /s/ JOHN M. TOMA
                                            ------------------------------------
                                            John M. Toma

                                            Title: Vice Chairman

                                          EMPLOYEE:

                                                   /s/ JOHN M. COOK
                                          --------------------------------------
                                                      John M. Cook